UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 20, 2025

MICROCHIP TECHNOLOGY INCORPORATED

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199

(Address Of Principal Executive Offices, Including Zip Code)

(480) 792-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	MCHP	NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Depositary Shares, each representing a 1/20th interest in a share of 7.50% Series A Mandatory Convertible Preferred Stock, $0.001 Par Value	MCHPP	NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Mandatory Convertible Preferred Stock Offering

On March 20, 2025, Microchip Technology Incorporated (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc., and BNP Paribas Securities Corp., as the representatives of the underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell 27,000,000 depositary shares (the “Depositary Shares”), each representing a 1/20th interest in a share of 7.50% Series A Mandatory Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock” and such offering, the “Depositary Shares Offering”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 13-day option to purchase up to an additional 2,700,000 Depositary Shares, solely to cover over-allotments. On March 21, 2025, the Underwriters exercised this option in full.

The Depositary Shares Offering closed on March 25, 2025. A validity opinion issued by the Company’s counsel with respect to the Depositary Shares sold in the Depositary Shares Offering and the Preferred Stock underlying such Depositary Shares is filed as Exhibit 5.1 hereto.

The Depositary Shares Offering was made pursuant to a shelf registration statement on Form S-3 initially filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2025 (Registration No. 333-285913), a base prospectus, dated March 19, 2025, included as part of the registration statement and a final prospectus supplement, dated March 20, 2025 and filed with the SEC on March 21, 2025.

In connection with the Depositary Shares Offering, the Company filed a certificate of designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, including a form of certificate for the Preferred Stock (the “Form of Certificate”), to establish the preferences, limitations, and relative rights of the Preferred Stock. The Certificate of Designations became effective upon filing.

In connection with the Depositary Shares Offering, the Company entered into a deposit agreement (the “Deposit Agreement”), dated March 25, 2025, by and among the Company and Equiniti Trust Company, LLC, acting as depositary (the “Depositary”), and the holders from time to time of the depositary receipts (the “Depositary Receipts”), a form of which is included therein (the “Form of Depositary Receipt”). The Deposit Agreement provides for the deposit of shares of the Preferred Stock from time to time with the Depositary and for the issuance of Depositary Receipts evidencing Depositary Shares in respect of the deposited Preferred Stock.

The foregoing descriptions of the terms of the Underwriting Agreement, Certificate of Designations, Form of Certificate, Deposit Agreement and Form of Depositary Receipt are qualified in their entirety by reference to the Underwriting Agreement, Certificate of Designations, Form of Certificate, Deposit Agreement and Form of Depositary Receipt, a copy of each of which is filed as Exhibit 1.1, 3.1, 4.1, 4.2 and 4.3, respectively, hereto and is incorporated herein by reference.

Capped Call Transactions

On March 20, 2025, in connection with the pricing of the Depositary Shares Offering, and on March 21, 2025 in connection with the Underwriters’ exercise of their over-allotment option, the Company entered into privately negotiated capped call transactions (the “Capped Call Transactions”) with Royal Bank of Canada, represented by RBC Capital Markets, LLC, BNP Paribas, Truist Bank, Bank of Montreal, through its agent BMO Capital Markets Corp., and The Toronto-Dominion Bank, through its agent TD Securities (USA) LLC (the “Option Counterparties”). The Capped Call Transactions cover, subject to customary anti-dilution adjustments, the number of shares of our common stock, par value $0.001 per share, of the Company (the “Common Stock”) underlying the Preferred Stock, based on the minimum conversion rate of the Preferred Stock. The Capped Call Transactions are generally expected to reduce or offset potential dilution to the Common Stock upon conversion of the Preferred Stock, with such reduction subject to a cap. The cap price of the Capped Call Transactions will initially be $71.40 per share and is subject to certain adjustments under the terms of the Capped Call Transactions.

The Capped Call Transactions are separate transactions entered into by the Company with the Option Counterparties, are not part of the terms of the Depositary Shares Offering and will not change the holders’ rights under the Depositary Shares. Holders of the Depositary Shares will not have any rights with respect to the Capped Call Transactions.

The foregoing description of the Capped Call Transactions is qualified in its entirety by reference to the form of capped call transaction confirmation relating to the Capped Call Transactions attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On March 25, 2025, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Preferred Stock. The Certificate of Designations became effective upon filing.

Subject to certain exceptions, so long as any share of Preferred Stock remains outstanding, no dividend or distribution will be declared or paid on the Common Stock or any other shares of junior stock, and no Common Stock or other junior stock or parity stock will be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Company or any of its subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum or number of shares of Common Stock have been set apart for the payment of such dividends upon, all outstanding shares of Preferred Stock.

Holders of the Depositary Shares will be entitled to a proportional fractional interest in the rights and preferences of the Preferred Stock, including conversion, dividend, liquidation and voting rights, subject to the provisions of the Deposit Agreement. The Preferred Stock will accumulate dividends (which may be paid in cash or, subject to certain limitations, in shares of Common Stock or in any combination of cash and Common Stock) at a rate per annum equal to 7.50% on the liquidation preference thereof, which is $1,000 per share, payable when, as and if declared by the Company’s board of directors (or an authorized committee thereof), on March 15, June 15, September 15 and December 15 of each year, beginning on June 15, 2025 and ending on, and including, March 15, 2028. Unless earlier converted, each outstanding share of Preferred Stock will automatically convert for settlement on or about March 15, 2028, into between 16.0060 and 19.6080 shares of Common Stock (and, correspondingly, each Depositary Share will automatically convert into between 0.8003 and 0.9804 shares of Common Stock), subject to customary anti-dilution adjustments, determined based on the average volume-weighted average price of the Common Stock over the 20 consecutive trading day period beginning on, and including, the 21st scheduled trading day prior to March 15, 2028. Other than during a fundamental change conversion period (as defined in the Certificate of Designations), at any time prior to the mandatory conversion settlement date, a holder of 20 Depositary Shares may cause the Depositary to convert one share of Preferred Stock, on such holder’s behalf, into a number of shares of Common Stock equal to the minimum conversion rate of 16.0060, subject to certain anti-dilution and other adjustments.

In addition, in the event of our voluntary or involuntary liquidation, winding-up or dissolution, each holder of Preferred Stock will be entitled to receive a liquidation preference in the amount of $1,000 per share of the Preferred Stock, plus an amount equal to accumulated and unpaid dividends on the shares to, but excluding, the date fixed for liquidation, winding-up or dissolution to be paid out of the Company’s assets available for distribution to the Company’s shareholders, after satisfaction of liabilities to the Company’s creditors and holders of any senior stock and before any payment or distribution is made to holders of junior stock, including the Common Stock.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 20, 2025, among Microchip Technology Incorporated and J.P. Morgan Securities LLC, BofA Securities, Inc., and BNP Paribas Securities Corp., as representatives of the several underwriters with respect to the Depositary Shares Offering

3.1	Certificate of Designations, filed with the Secretary of State of the State of Delaware and effective March 25, 2025

4.1	Form of Certificate for the 7.50% Series A Mandatory Convertible Preferred Stock (included as Exhibit A to Exhibit 3.1)

4.2	Deposit Agreement, dated as of March 25, 2026, among Microchip Technology Incorporated and Equiniti Trust Company, LLC, acting as Depositary, and the holders from time to time of the depositary receipts described therein

4.3	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.2)

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

10.1	Form of Capped Call Transaction Confirmation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MICROCHIP TECHNOLOGY INCORPORATED

Date: March 25, 2025	By:	/s/ J. Eric Bjornholt
J. Eric Bjornholt